UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

SEMTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-06395		95-2119684
(Commission File Number)		(IRS Employer Identification No.)

200 Flynn Road
Camarillo,	California	93012-8790
(Address of principal executive offices)		(Zip Code)
805-498-2111
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Semtech Corporation (the “Company”) with the Securities and Exchange Commission on July 12, 2024 (the “Original 8-K”). This Form 8-K/A is being filed solely for the purpose of updating the disclosure under Item 3.02 of the Original 8-K.

Item 3.02     Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below is incorporated by reference herein.
The issuance of the Shares (as defined below) by the Company is being made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Shares will be issued only to investors that qualified as “qualified institutional buyers” (as such term is defined in Rule 144A of the Securities Act) and institutional “accredited investors” (as such term is defined in Rule 501 of the Securities Act).

The Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and such other jurisdictions.

Item 8.01     Other Events.

On July 24, 2024, the Company closed the privately negotiated exchange transactions disclosed in the Original 8-K, and an additional privately negotiated exchange transaction (collectively, the “Exchange Transactions”) with certain holders of its 4.00% Convertible Senior Notes due 2028 (the “2028 Notes”). In the Exchange Transactions, $188,050,000 in aggregate principal amount of the 2028 Notes and accrued interest were exchanged for an aggregate of 10,378,431 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share.

On July 25, 2024, the Company issued a press release announcing the closing of the Exchange Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

        (d) Exhibits

Exhibit No.    Description

Exhibit 99.1    Press Release of Semtech Corporation, dated July 25, 2024

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date:	July 25, 2024	/s/ Mark Lin
		Name:	Mark Lin
		Title:	Chief Financial Officer